Exhibit 10.1

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,000,000.00	06-23-2006	10-10-2007	258901		0000002589-01	310	M K

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	RAINMAKER SYSTEMS, INC. 900 E. HAMILTON AVENUE STE 400 CAMPBELL, CA 95008	Lender:	BRIDGE BANK, National Association 55 Almaden Boulevard Suite 100 San Jose, CA 95113

Principal Amount: $4,000,000.00	Initial Rate: 8.000%	Date of Agreement: June 23, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS. A Revolving Line of Credit evidenced by that certain Promissory Note #258901 (“Note”) dated April 29, 2004, in the original principal amount of Four Million and 00/100 Dollars ($4,000,000.00) and any and all modifications thereafter. The outstanding principal balance due under the Note, as of the date of this Agreement, is $0.00.

DESCRIPTION OF CHANGE IN TERMS. The Note is hereby amended and restated as follows:

The date on which all-outstanding principal is due and payable (together with any accrued but unpaid interest thereon) is hereby extended from December 10, 2006 to October 10, 2007 (“Maturity Date”).

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 10, 2007. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 10, 2006, with all subsequent interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in the Wall Street Journal (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 8.000% per annum. The interest rate to be applied to the unpaid principal balance of the Note will be at a rate equal to the Index, resulting in an initial rate of 8.000% per annum. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

RAINMAKER SYSTEMS, INC.

By:	/s/ Steve Valenzuela
Authorized Signer for RAINMAKER SYSTEMS, INC.

Date: 7/6/06

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,000,000.00	06-23-2006	10-10-2007	258901		0000002589-01	310	M K

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	RAINMAKER SYSTEMS, INC. 900 E. HAMILTON AVENUE STE 400 CAMPBELL, CA 95008	Lender:	BRIDGE BANK, National Association 55 Almaden Boulevard Suite 100 San Jose, CA 95113

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $4,000,000.00 due on October 10, 2007. The reference rate (Prime Rate as published in the Wall Street Journal, currently 8.000%), resulting in an initial rate of 8.000.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐  Personal, Family, or Household Purposes or Personal Invastment.

☒  Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $4,000,000.00 as follows:

Undisbursed Funds:	$4,000,000.00

Note Principal:	$4,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:
$10,000.00 LOAN FEE	$10,000.00
Other Charges Paid in Cash:
$50.00 MONITORING FEE	$50.00

Total Charges Paid in Cash:	$10,050.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower’s account, numbered 101032936, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 23, 2006.

BORROWER:

RAINMAKER SYSTEMS, INC.

By:	/s/ Steve Valenzuela
Authorized Signer for RAINMAKER SYSTEMS, INC.

Date: 7/6/06

Modification to Business Loan Agreement

This Modification is entered into this 23rd day of June, 2006, by and between Rainmaker Systems, Inc, (“Borrower”), and Bridge Bank, National Association (“Lender”).

Recitals

WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Business Loan Agreement (“Agreement”) between Borrower and Lender dated December 16, 2005, and

WHEREAS, Lender and Borrower have agreed to modify the terms and conditions set forth in the Agreement and particularly (but without limitation) with respect to the Affirmative Covenants set forth in the Business Loan Agreement.

Agreements

NOW THEREFORE, for good, valuable and sufficient consideration the undersigned agrees, confirms and ratifies the terms and provisions of the Agreement as set forth therein, including without limitation.

The Minimum Income and Cash Flow Requirements, Debt Service Coverage Ratio and Minimum unrestricted Cash provision of the Business Loan Agreement is hereby deleted in its entirety and the following Minimum Income and Cash Flow Requirements, Debt Service Coverage Ratio and Minimum unrestricted Cash is attached and made a part thereof:

Minimum Income and Cash Flow Requirements: Maintain not less than the following Minimum Net Income Level: $1.00. Maintain not less than the following Minimum Net Income Level: evaluated at quarter-end starting 6/30/06 and thereafter.

Debt Service Coverage Ratio: Borrower agrees that the net annual operating income shall at all times yield a Debt Service Coverage Ratio (“DSCR”) equal to or in excess of 1.25:1.00. The DSCR is based on annual net operating income as reported in operating statements as a ratio to the total annual monthly debt service obligation to the Bank. This covenant is evaluated at quarter-end starting 6/30/06 and thereafter.

Minimum Unrestricted Cash: Borrower must maintain deposits of unrestricted cash with Lender of at least $2,750,000.00 (“Minimum Deposit Amount”). The Minimum Deposit Amount shall be reduced to the amount equal to 1.0 times the total of all Borrower’s term borrowings from Lender rounded up to the nearest $250,000.00 increment.

Except as specifically provided herein, all terms and conditions of the Business Loan Agreement are hereby ratified and confirmed in all respects, and shall remain in full force and effect, without waiver or modification. All terms defined in the Business Loan Agreement shall have the same meaning when used in this Modification. This Modification and Business Loan Agreement shall be read together, as one document.

Borrower hereby remakes all representation and warranties contained in the Business Loan Agreement and reaffirm all covenants set forth therein. Borrower further certifies that as of the date of this Modification there exists no Event of Default as defined in the Business Loan Agreement and Promissory Note nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.

Borrower:

Rainmaker Systems, Inc.

By:	/s/ Steve Valenzuela
Authorized Signer for Rainmaker Systems, Inc.

Date: 7/6/06

Lender:

Bridge Bank, National Association

By:	/s/ Martin Kriegler
Martin Kriegler, Vice President

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,666,672.00	06-29-2006	02-02-2008	258904		0000002589-01	310	M K

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	RAINMAKER SYSTEMS, INC. 900 E. HAMILTON AVENUE, SUITE 400 CAMPBELL, CA 95008	Lender:	BRIDGE BANK, National Association 55 Almaden Boulevard Suite 100 San Jose, CA 95113

Principal Amount: $1,666,672.00	Initial Rate: 8.000%	Date of Agreement: June 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS. A loan evidenced by that certain Promissory Note #258904 (“Note”) dated February 2, 2005 in the original principal amount of Three Million And No/00 Dollars ($3,000,000.00) and any and all modifications thereafter. The outstanding principal balance due under the Note, as of the date of this Agreement, is $1,666,672.00.

DESCRIPTION OF CHANGE IN TERMS. The Note is hereby amended and restated as follows:.

PAYMENT. Borrower will pay this loan in 19 principal payments of $83,333.00 each and one final principal and interest payment of $83,919.15. Borrower’s first principal payment is due July 2, 2006, and all subsequent principal payments are due on the same day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 2, 2006, with all subsequent interest payments to be due on the same day of each month after that. Borrower’s final payment due February 2, 2008, will be for all principal and all accrued interest not yet paid.

VARIABLE INTEREST RATE, The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in the Wall Street Journal (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 8.000% per annum. The interest rate to be applied to the unpaid principal balance of the Note will be at a rate equal to the Index, resulting in an initial rate of 8.000% per annum. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obiigation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

RAINMAKER SYSTEMS, INC.

By:	/s/ Steve Valenzuela
Authorized Signer for RAINMAKER SYSTEMS, INC.

Date: 7/6/06

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,666,672.00	06-29-2006	02-02-2008	258904		0000002589-01	310	M K

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	RAINMAKER SYSTEMS, INC. 900 E. HAMILTON AVENUE, SUITE 400 CAMPBELL, CA 95008	Lender:	BRIDGE BANK, National Association 55 Almaden Boulevard Suite 100 San Jose, CA 95113

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Corporation for $1,666,672.00 due on February 2, 2008. The reference rate (Prime Rate as published in the Wall Street Journal, currently 8.000%), resulting in an initial rate of 8.000.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐  Personal, Family, or Household Purposes or Personal Investment.

☒  Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: REDUCE INTEREST RATE.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,666,672.00 as follows:

Other Disbursements:
$1,666,672.00 Outstanding principal balance	$1,666,672.00

Note Principal:	$1,666,672.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower’s account, numbered 101032936, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 29, 2006.

BORROWER:

RAINMAKER SYSTEMS, INC.

By:	/s/ Steve Valenzuela
Authorized Signer for RAINMAKER SYSTEMS, INC.

Date: 7/6/06

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,000,000.08	06-29-2006	06-14-2008	258905		0000002589-01	310	M K

References in the shaded area are for Lender’ s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	RAINMAKER SYSTEMS, INC 900 E. HAMILTON AVENUE, SUITE 400 CAMPBELL, CA 95008	Lender:	BRIDGE BANK, National Association 55 Almaden Boulevard Suite 100 San Jose, CA 95113

Principal Amount: $1,000,000.08	Initial Rate: 8.000%	Date of Agreement: June 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS. A loan evidenced by that certain Promissory Note #258905 (“Note”) dated June 14, 2005 in the original principal amount of One Million Five Hundred Thousand And 00/100 Dollars ($1,500,000.00) and any and all modifications thereafter. The outstanding principal balance due under the Note, as of the date of this Agreement, is $1,000,000.08.

DESCRIPTION OF CHANGE IN TERMS. The Note is hereby amended and restated as follows:.

PAYMENT. Borrower will pay this loan in 23 principal payments of $41,666.66 each and one final principal and interest payment of $41,953.94. Borrower’s first principal payment is due July 14, 2006, and all subsequent principal payments are due on the same day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 14, 2006, with all subsequent interest payments to be due on the same day of each month after that. Borrower’s final payment due June 14, 2008, will be for all principal and all accrued interest not yet paid.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in the Wall Street Journal (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 8.000% per annum. The interest rate to be applied to the unpaid principal balance of the Note will be at a rate equal to the Index, resulting in an initial rate of 8.000% per annum. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

RAINMAKER SYSTEMS, INC.

By:	/s/ Steve Valenzuela
Authorized Signer for RAINMAKER SYSTEMS, INC.

Date: 7/6/06

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,000,000.08	06-29-2006	06-14-2008	258905		0000002589-01	310	M K

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	RAINMAKER SYSTEMS, INC 900 E. HAMILTON AVENUE, SUITE 400 CAMPBELL, CA 95008	Lender:	BRIDGE BANK, National Association 55 Almaden Boulevard Suite 100 San Jose, CA 95113

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Corporation for $1,000,000.08 due on June 14, 2008. The reference rate (Prime Rate as published in the Wall Street Journal, currently 8.000%), resulting in an initial rate of 8.000.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐  Personal, Family, or Household Purposes or Personal Investment.

☒  Business (Including Real Estate Investment.

SPECIFIC PURPOSE. The specific purpose of this loan is: REDUCE INTEREST RATE.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $51,000,000.08 as follows:

Other Disbursements:
$1,000,000.08 Outstanding principal balance	$1,000,000.08

Note Principal:	$1,000,000.08

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lander automatically to deduct from Borrower’s account, numbered 101032936, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 29, 2006.

BORROWER:

RAINMAKER SYSTEMS, INC.

By:	/s/ Steve Valenzuela
Authorized Signer for RAINMAKER SYSTEMS, INC.

Date: 7/6/06